CỘNG HÒA XÃ HỘI CHỦ NGHĨA VIỆT NAM

Độc lập - Tự do - Hạnh phúc

SOCIALIST REPUBLIC OF VIETNAM

Independence - Freedom – Happiness

HỢP ĐỒNG HỢP TÁC ĐẦU TƯ
INVESTMENT COOPERATION AGREEMENT

Số/Number : 23/VIE-REG

Hợp đồng hợp tác đầu tư này ("Hợp đồng") được lập vào ngày 20 tháng 11 năm 2022 theo Luật pháp Việt Nam và các văn bản pháp luật và các quy định khác có liên quan, bởi và giữa Các Bên sau đây:

This investment cooperation Agreement ("Agreement") is made on day 20 month 11 year 2022 by the Laws of Vietnam and other relevant laws and regulations, by and between the following Parties:

I. BÊN A/PARTY A

Tên doanh nghiệp Company's name	**: CÔNG TY CỔ PHẦN VIECOTECH** **: VIECOTECH JOINT STOCK COMPANY**
Mã số doanh nghiệp Business code	: 0317434870
Người đại diện Represent	: Ông **Võ Như Thành** Chức vụ: Chủ tịch Position: President
Địa chỉ	: Số 10A, Nguyễn Thị Minh Khai, phường Đa Kao, quận 1, Thành phố Hồ Chí Minh,Việt Nam.
Address	: No. 10A, Nguyen Thi Minh Khai, Da Kao Ward, District 1, Ho Chi Minh City, Vietnam.
Điện thoại: Number Phone	: 02839118989
Tài khoản ngân hàng	: 6280201020212 tại Ngân hàng Nông nghiệp và Phát triển Nông thôn Việt Nam – Chi nhánh Đông Sài Gòn,Việt Nam
Bank account	:6280201020212 at Bank for Agriculture and Rural Development of Vietnam – East Saigon Branch, Vietnam

II. BÊN B/PARTY B

Tên doanh nghiệp Company's name	**: TẬP ĐOÀN CÔNG NGHỆ REGREEN** **: REGREEN TECHNOLOGY INC**
Mã số Doanh nghiệp Business code	: 36-4898995, 46-4007477
Người đại diện Represent	: Ông Albert Mardikian Chức vụ /Position: CEO
Địa chỉ /Address	: 18291 Enterprise Ln, Thành phố Huntington Beach, tiểu bang California (CA 92648), Hoa Kỳ :18291 Enterprise Ln, City of Huntington Beach, California (CA 92648), USA

Và / And:

Tên doanh nghiệp Company's name	**: TẬP ĐOÀN NĂNG LƯỢNG ASTRA** **: ASTRA ENERGY INC**
Mã số Doanh nghiệp Business code	:
Người đại diện Represent	: Ông Kermit Harris Chức vụ /Position: President
Địa chỉ /Address	: 9565 Waples St., Suite 200, San Diego, California (CA92121), Hoa Kỳ. : 9565 Waples St., Suite 200, San Diego, California (CA92121), USA

XÉT RẰNG/CONSIDER THAT:

Bên A là Công ty được thành lập theo pháp luật Việt Nam, có đầy đủ năng lực hành vi pháp luật có đầy đủ năng lực đầu tư nhà máy, công nghệ và sản xuất các máy móc, thiết bị liên quan đến xử lý chất thải thành năng lượng tại Nhà máy ở Việt Nam.

Party A is a company established under Vietnamese law, has full legal capacity, and has full capacity to invest in factories, technology, and manufacture machinery and equipment related to processing waste to energy at a factory in Vietnam.

Bên B là Tập đoàn Công nghệ Regreen, được thành lập theo pháp luật Hoa Kỳ, Bên B là Công ty có đầy đủ năng lực hành vi pháp luật theo pháp luật nước Hoa Kỳ. Bên B là chủ sở hữu công nghệ sản xuất Hệ thống máy móc thiết bị xử lý chất thải thành năng lượng sạch và có kinh nghiệm trong việc sản xuất các máy móc, thiết bị liên quan đến xử lý chất thải thành năng lượng sạch và được cấp phép để bán các thiết bị trên tại thị trường Hoa Kỳ và thị trường quốc tế.

Party B is Regreen Technology Inc, established under the laws of the United States, Party B is a company with full legal capacity under the laws of the United States. Party B is the owner of the production technology of the system of machinery and equipment for processing waste into clean energy and has experience in the production of machinery and equipment related to waste treatment into clean energy and is licensed to sell the above devices in the US and international markets.

Hai Bên mong muốn được hợp tác để sản xuất hệ thống thiết bị xử lý chất thải thành năng lượng sạch tại Việt Nam.

The two sides look forward to cooperating to produce a system of waste treatment equipment to clean energy in Vietnam.

Các Bên sẽ thành lập một "Công ty mới" mang tên "Astra ViecoTech" nhằm mục đích thực hiện các nghĩa vụ theo Hợp đồng này.

The Parties shall form a "NewCo" entitled "Astra ViecoTech" for purposeds of performance of the obligations under this Agreement.

Sau khi đàm phán, Các Bên thống nhất cùng nhau ký Hợp đồng hợp tác đầu tư sản xuất Hệ thống thiết bị xử lý chất thải thành năng lượng tại Việt Nam (gọi tắt là "Hợp đồng") theo các điều khoản sau đây:

After negotiation, the Parties agree to sign a cooperation Agreement to invest in the production of a waste-to-energy system in Vietnam (hereinafter referred to as the "Agreement") under the following terms:

Điều 1. Định nghĩa/Article 1. Definitions

1.1. Trừ khi nội dung của Hợp đồng này quy định khác, các điều khoản và từ ngữ viết Hoa trong Hợp đồng này được hiểu như sau:

Unless the content of this Agreement provides otherwise, the terms and capital words in this Agreement shall be construed as follows:

1.1.1. **"Công ty thành viên"** là bất kỳ công ty nào, không phải là một trong Các Bên được đề cập trong hợp đồng này, được một trong các bên trực tiếp hay gián tiếp đóng vai trò chủ chốt trong việc sở hữu, điều phối, quản lý hoặc trực tiếp hay gián tiếp dưới sự sở hữu, điều phối, quản lý hoặc chỉ đạo chung của Các Bên.

1.1.1."Member company" means any company, other than one of the Parties mentioned in this Agreement, in which one of the parties directly or indirectly plays a key role in ownership, coordination, managed or controlled directly or indirectly under the joint ownership, coordination, management or direction of the Parties.

1.1.2. **"Hệ thống thiết bị xử lý chất thải thành năng lượng"** là một hệ thống các thiết bị sử dụng công nghệ chuyên dụng để biến chất thải rắn thành một sản phẩm năng lượng có thể bán được trên thị trường.

1.1.2. "Waste-to-energy equipment system" is a system of equipment that uses specialized technology to turn solid waste into a marketable energy product.

1.1.3. **"Công nghệ"** là giải pháp, quy trình, bí quyết có kèm hoặc không kèm công cụ, phương tiện dùng để biến đổi nguồn lực thành sản phẩm.

1.1.3. "Technology" means a solution, process, or know-how with or without tools and means used to transform resources into products.

1.1.4. **"Chuyển giao công nghệ"** là chuyển giao quyền sử dụng công nghệ từ bên có quyền sở hữu chuyển giao công nghệ sang bên nhận công nghệ.

1.1.4. "Technology transfer" means the transfer of the right to use technology from the party that has the ownership of the technology transfer to the party receiving the technology.

1.1.5. **"Công nghệ mới"** là sự phối hợp công nghệ của Bên A và Bên B để cải tiến sản phẩm có sẵn và tạo ra sản phẩm mới để phân phối ra thị trường.

1.1.5. "New technology" is the combination of technology of Party A and Party B to improve existing products and create new products for distribution to the market.

1.1.6. **"Nhà máy"** là nơi tiến hành sản xuất, chế tạo các máy móc thiết bị theo Hợp đồng này.

1.1.6. "Factory" means the place where the production and manufacturing of machinery and equipment are carried out under this Agreement.

1.1.7. **"Hoạt động kinh doanh"** là các hoạt động mua bán máy móc, thiết bị theo thỏa thuận của Hai Bên và được thực hiện theo Hợp đồng này.

1.1.7."Business activities" are activities of buying and selling machinery and equipment as agreed by the two Parties and performed under this Agreement.

1.1.8. **"Độc quyền phân phối"** là việc phân phối mà Bên B chỉ ủy quyền duy nhất cho Bên A trong việc mua bán các máy móc, thiết bị thuộc hệ thống theo Hợp đồng này. Bên A đương nhiên trở thành nhà phân phối duy nhất cho các sản phẩm được sản xuất để bán tại thị trường Châu Á Thái Bình Dương.

1.1.8. "Exclusive distribution" means the distribution that Party B only authorizes Party A to purchase and sell machinery and equipment under the system under this Agreement. Party A automatically becomes the sole distributor for the products manufactured for deployment in Asia Pacific market.

1.1.9. **"Lợi nhuận kinh doanh"** chỉ số thể hiện sự chênh lệch giữa doanh thu của doanh nghiệp và các chi phí đầu tư, phát sinh của các hoạt động sản xuất kinh doanh. Lợi nhuận sẽ bao gồm doanh thu trừ đi các chi phí.

1.1.9. "Business profit" index represents the difference between the enterprise's revenue and the investment and arising costs of production and business activities. Profit will consist of revenue minus expenses.

1.1.10. **"Khách hàng"** là đối tượng mua sản phẩm theo Hợp đồng này.

1.1.10."Customer" means the person purchasing the products under this Agreement.

1.1.11. **"Đặt cọc"** là việc một bên giao cho bên kia một khoản tiền trong một thời hạn để bảo đảm giao kết hoặc thực hiện hợp đồng.

1.1.11. "Deposit" means the handover by one party to the other party for some time to secure the conclusion or performance of a Agreement.

1.1.12. **"Thị trường Châu Á Thái Bình Dương"** bao gồm các nước sau: Australia, Brunei, Campuchia, Trung Quốc, Hồng Kông, Ma Cao, Đài Loan, Đông Timor, Fiji, Indonesia, Kiribati, Lào, Nepal, Nga, Nhật Bản, Malaysia, Liên bang Micronesia, Mông Cổ, Myanmar, Nauru, New Zealand, Palau, Papua New Guinea, Philippines, Quần đảo Marshall, Quần đảo Solomon, Samoa, Singapore, Thái Lan, Bắc Triều Tiên, Hàn Quốc, Tonga, Tuvalu, Vanuatu, Việt Nam, Samoa thuộc Mỹ, Guam, Quần đảo Bắc Mariana.

1.1.12. "Asia Pacific Market" includes the following countries: Australia, Brunei, Cambodia, China, Hong Kong, Macau, Taiwan, East Timor, Fiji, Indonesia, Kiribati, Laos, Nepal, Russia, Japan, Malaysia, Micronesia, Mongolia, Myanmar, Nauru, New Zealand, Palau, Papua New Guinea, Philippines, Marshall Islands, Solomon Islands, Samoa, Singapore, Thailand, North Korea, South Korea, Tonga, Tuvalu, Vanuatu, Vietnam, American Samoa, Guam, Northern Mariana Islands.

1.1.13. **"Doanh thu"** là toàn bộ phần tiền thu được trong quá trình mua bán các thiết bị do Bên A sản xuất theo công nghệ mà hai bên sẽ hợp tác theo Hợp đồng này.

1.1.13. "Revenue" is the entire amount collected in the process of buying and selling equipment manufactured by Party A according to the technology that the two parties will cooperate with within this Agreement.

1.1.14. **"Chi phí"** là số tiền mà Bên A phải chi trả để phục vụ cho hoạt động kinh doanh của Bên A theo Hợp đồng này.

1.1.14. "Cost" is the amount that Party A must pay to serve Party A's business activities under this Agreement.

1.1.15. **"Chi phí công tác"** bao gồm các chi phí như chi phí tiền vé máy bay, lưu trú (thuê khách sạn nghỉ ngơi), ăn uống, đi lại,... và các chi phí khác phục vụ cho việc công tác.

1.1.15. "Working expenses" include expenses such as airfares, accommodation (rental hotels), meals, transportation, etc. and other expenses for business purposes.

1.1.16. **"Bên"** là Bên A hoặc Bên B và những người thừa nhiệm và đại diện của Công ty, "Các Bên" "Hai Bên" "Mỗi Bên" có nghĩa là cả Bên A và Bên B.

1.1.16. "Party" means Party A or Party B and its successors and representatives, "Parties" "Two Parties" and "Each Party" means both Party A and Party B.

1.1.17. **"Thuế"** bao gồm các loại thuế, phí, và các chi phí khác có liên quan tính trên các khoản thuế và phí đó trong hiện tại và tương lai mà Các Bên phải đóng theo yêu cầu của các cơ quan quản lý nhà nước Việt Nam.

1.1.17. "Taxes" includes taxes, fees, and other related costs charged on such taxes and fees in the present and the future that the Parties must pay at the request of Vietnamese state management agencies.

1.1.18. **"Tỷ giá"** là mức giá tại một thời điểm mà đồng tiền của một quốc gia hay khu vực có thể được chuyển đổi sang đồng tiền của quốc gia hay khu vực khác.

1.1.28. "Exchange rate" is the price at a time at which the currency of one country or region can be converted to the currency of another country or region.

1.1.19. **"Đôla Mỹ"** hoặc "USD" là đồng tiền hiện đang được lưu hành hợp pháp tại Hợp Chủng Quốc Hoa Kỳ.

1.1.19. "US Dollar" or "USD" is the currency currently in circulation in the United States of America.

1.1.20. **"Đồng Việt Nam"** hoặc "VND" là đồng tiền hiện đang được lưu hành hợp pháp tại Việt Nam.

1.1.20. "Vietnam Dong" or "VND" is the currency currently in circulation in Vietnam.

1.2. Trong Hợp đồng này, trừ trường hợp ngữ cảnh quy định khác đi:

1.2. In this Agreement, unless the context otherwise requires:

1.2.1. Các từ mang nghĩa số ít thì cũng mang nghĩa số nhiều và ngược lại;

1.2.1. Words with a singular meaning also have a plural meaning and vice versa;

1.2.2. Việc tham chiếu các tài liệu cũng bao gồm cả việc tham chiếu các tài liệu đó kể cả khi nó được sửa đổi, hợp nhất, bổ sung, cải tiến hoặc thay thế;

1.2.2. Reference to documents also includes reference to such documents even as they are modified, incorporated, supplemented, improved or replaced;

1.2.3. Các tiêu đề chỉ sử dụng cho mục đích thuận tiện tham khảo và sẽ không có giá trị trong việc giải thích ý nghĩa của Hợp đồng này;

1.2.3. The headings are for convenience purposes only and shall not be of any value in the interpretation of the meaning of this Agreement;

1.2.4. Việc tham chiếu luật thì cũng bao gồm cả việc tham chiếu các quy định về hiến pháp, hiệp ước, sắc lệnh, hiệp định, quy chế, đạo luật, quy định, pháp lệnh, các văn bản dưới luật, thông tư và quyết định;

1.2.4. Reference to the law also includes reference to constitutional provisions, treaties, ordinances, agreements, statutes, statutes, regulations, ordinances, sub-law documents, circulars, and decisions determined;

1.2.5. Việc tham chiếu luật thì cũng bao gồm cả việc tham chiếu luật đó kể cả khi nó được sửa đổi, hợp nhất, bổ sung hoặc thay thế;

1.2.5. A reference to the law also includes a reference to that law even when it is amended, incorporated, supplemented, or superseded;

1.2.6. Nếu một khoảng thời gian được quy định cụ thể kể từ, sau hoặc trước một ngày đã xác định hoặc vào ngày diễn ra một sự kiện hoặc một hành động nào đó, thì khoảng thời gian nói trên sẽ không bao gồm ngày đó;

1.2.6. If a specified period is from, after, or before a specified date, or on the date of an event or action, the said period shall not include that date;

1.2.7. Nếu một công việc được quy định phải thực hiện vào ngày không phải là ngày làm việc, thì công việc đó phải được thực hiện vào ngày làm việc kế tiếp.

1.2.7. If a task is required to be performed on a day other than a business day, it must be performed on the next business day.

Điều 2. Mục đích hợp tác đầu tư

Article 2. Purpose of investment cooperation

2.1. Hai Bên nhất trí cùng nhau hợp tác đầu tư sản xuất hệ thống máy móc, thiết bị xử lý chất thải theo công nghệ được Bên B chuyển giao cho Bên A tại Việt Nam.

2.1. The two Parties agree to cooperate in the investment and production of waste treatment machinery and equipment according to the technology transferred by Party B to Party A in Vietnam.

2.2. Hai bên cùng nhau phối hợp để nghiên cứu, tạo ra sản phẩm mới cùng với công nghệ mới phù hợp với từng thị trường khác nhau dựa trên công nghệ và kinh nghiệm của các các Bên.

2.2. The two sides work together to research and create new products with new technology suitable for each different market based on the technology and experience of the Parties.

2.3. Sản phẩm tạo ra được hai bên phối hợp phát triển kinh doanh và phân chia lợi nhuận theo thỏa thuận trong Hợp đồng này.

2.3. The generated products are jointly developed by the two parties for business development and profit sharing as agreed in this Agreement.

Điều 3. Phạm vi và tiến độ thực hiện

Article 3. Scope and progress of implementation

Tiến độ hợp đồng được thực hiện theo trình tự như sau:

Agreement progress is performed in the following order:

3.1. Kể từ ngày Hợp đồng này có hiệu lực, trong vòng 30 ngày Bên A sẽ đặt cọc 250.000 USD và trong 60 ngày Bên A mở LC 1,5 triệu USD, Bên B tiến hành chuyển giao công nghệ do bên B là chủ sở hữu cho bên A thông qua việc chuyển giao các giấy tờ pháp lý hợp pháp bao gồm bản vẽ chi tiết, yêu cầu kỹ thuật, thuyết minh công nghệ,… về sở hữu công nghệ xử lý chất thải thành năng lượng. Các quy định chi tiết về việc chuyển giao công nghệ sẽ được Hai Bên thỏa thuận cụ thể trong Hợp đồng chuyển giao công nghệ.

3.1. From the effective date of this Agreement, within a period of 30 days Party A deposits USD 250,000 and within a period of 60 days opens a LC of USD 1.5 million. Party B to transfer legal documents, including detailed drawings, technical requirements, technology explanations, etc. on ownership of waste-to-energy treatment technology. Detailed regulations on technology transfer will be specifically agreed upon by the two Parties in the Technology Transfer Agreement.

Trong vòng 30 ngày kể từ ngày Bên A sản xuất ra sản phẩm mẫu đầu tiên dưới sự hỗ trợ của Bên B, Các Bên sẽ tiến hành nghiệm thu sản phẩm theo yêu cầu kỹ thuật do Bên B cung cấp. Việc nghiệm thu sẽ được lập thành biên bản và có xác nhận của đại diện hoặc đại diện được ủy quyền của Hai Bên.

3.2. Within 30 days from the date Party A produces the first sample product with the support of Party B, the Parties will conduct product acceptance testing according to the technical requirements provided by Party B. The acceptance will be recorded in writing and certified by representatives or authorized representatives of the two Parties.

3.2. Các Bên cùng nhau thống nhất về chi phí để sản xuất ra hệ thống xử lý chất thải tại Việt Nam theo từng công suất và từng yêu cầu khác nhau trong một phụ lục hợp đồng.

3.3. The Parties mutually agree on the cost to manufacture the waste treatment system in Vietnam according to each capacity and each different requirement in an annex to the Agreement.

3.3. Trong vòng 02 năm kể từ khi Hai Bên nghiệm thu theo Điều 3.2 Hợp đồng này, Bên B tiến hành đặt hàng 15 hệ thống công suất 15 tấn/giờ để phân phối, chi tiết sẽ được Hai Bên thống nhất trong Hợp đồng mua bán.

3.4. Within 02 years from the date of acceptance by the two Parties according to Article 3.2 of this Agreement, Party B will order (15) 15TPH systems for distribution, the details of which will be agreed upon by the two Parties in the Sales Agreement.

3.4. Bên A được quyền phân phối hệ thống máy móc thiết bị xử lý chất thải tạo thành năng lượng ra thị trường trong và ngoài nước và Bên A được độc quyền phân phối sản phẩm này tại thị trường Châu Á Thái Bình Dương. Các bên cùng nhau phối hợp để bán sản phẩm ra thị trường và cùng hưởng lợi nhuận sau thuế.

3.5. Party A has the right to distribute waste treatment machinery and equipment to the domestic and foreign markets and Party A has the exclusive right to distribute this product in the Asia Pacific market. The parties will work together to sell products to the market and enjoy after-tax profits.

3.5. Trong thời gian hiệu lực của Hợp đồng, Các Bên bằng năng lực của mình sẽ cùng nhau nghiên cứu để cải tiến các sản phẩm hiện có và tạo ra các sản phẩm mới nhằm phân phối ra thị trường.

3.6. During the validity of the Agreement, the Parties by their capabilities will jointly research to improve existing products and create new products for distribution to the market.

Điều 4. Chi phí công tác

Article 4. Working expenses

4.1. Trường hợp Bên A cử nhân sự qua Nhà máy của Bên B thì chi phí công tác sẽ do Bên A chịu.

4.1. In case Party A sends personnel through Party B factory, the working expenses will be borne by Party A.

4.2. Trường hợp Bên B cử nhân sự qua Nhà máy của Bên A thì chi phí công tác sẽ do Bên B chịu.

4.2. In case Party B sends personnel through Party A Factory, the cost of work will be borne by Party B.

4.3. Những chi phí khác chưa được liệt kê trong Hợp đồng này sẽ được Hai Bên thỏa thuận bằng một phụ lục hợp đồng.

4.3. Other costs not listed in this Agreement will be agreed by the Two Parties by means of an addendum to the Agreement.

Điều 5. Độc quyền phân phối

Article 5. Exclusive distribution

5.1. Hai Bên cam kết tất cả các sản phẩm được sản xuất trong Hợp đồng này, kể cả các sản phẩm do Bên B sản xuất, sẽ chỉ được Bên A chính thức độc quyền phân phối tại thị trường Châu Á Thái Bình Dương.

5.1. The two Parties commit that all products manufactured in this Agreement, including products manufactured by Party B in Vietnam, will only be officially and exclusively distributed by Party A in the Asia Pacific market.

5.2. Đối với các thị trường còn lại, sản phẩm thuộc Hợp đồng này hoặc do Bên B sản xuất theo Hợp đồng này sẽ được phân phối qua Công ty thứ ba, Bên A sẽ nhận 20% lợi nhuận ròng từ việc bán các hệ thống sản xuất từ Việt Nam. Bên A có quyền đổi 20% lợi nhuận ròng lấy cổ phần của Astra Energy Inc. Giá cổ phiếu theo giá cổ phiếu trên thị trường của Ủy ban chứng khoán và sàn giao dịch Mỹ và giảm 10%.

5.2. For the remaining markets, under this Agreement or manufactured by Party B in Vietnam under this Agreement, will be distributed through a third company, Party A will own 20% of the net profits from the sale of the manufactured systems from Vietnam. Party A shall have the right to exchange the 20% net profit for shares of Astra Energy Inc. Share price shall be determined according SEC market share price, discounted 10%.

5.3. Giá sản phẩm bán ra thị trường sẽ được Hai Bên thống nhất theo từng đơn đặt hàng và lợi nhuận không được thấp hơn 20% so với chi phí sản xuất của Bên A.

5.3. The price of products sold to the Asian Pacific market will be agreed upon by the two parties according to each order and the profit must not be lower than 20% of the production cost of Party A.

5.4. Theo thỏa thuận, Bên A sẽ nhận 250.000 cổ phiếu của Astra Energy Inc. trong vòng 30 ngày Hợp đồng này có hiệu lực.

5.4. Additional consideration. Party A shall receive 250,000 shares of Astra Energy Inc. within 30 days of execution of this agreement.

Điều 6. Phân chia lợi nhuận

Article 6. Distribution of profits

6.1. Lợi nhuận từ việc kinh doanh các sản phẩm trong Hợp đồng này tại thị trường Châu Á Thái Bình Dương sẽ được chia cho Các Bên theo tỉ lệ như sau:

6.1. Profits from trading the products in this Agreement in the Asia Pacific market will be divided among the Parties in the following proportions:

- Bên A được hưởng 50% giá trị lợi nhuận từ việc kinh doanh máy móc, thiết bị do Bên A sản xuất theo công nghệ đã được Hai Bên nghiệm thu hoặc do Bên B sản xuất và phân phối tại thị trường Châu Á Thái Bình Dương.

- Party A is entitled to 50% of the profit value from the business of machinery and equipment manufactured by Party A according to the technology that has been accepted by the two Parties or manufactured and distributed by Party B in the Asia Pacific market.

6.2. Lợi nhuận tại Điều 6.1 sẽ được Bên A tổng kết và thông báo bằng văn bản cho Bên B trong vòng 7 ngày kể từ ngày Bên A nhận đầy đủ phần thanh toán từ từng đơn hàng. Bên A sẽ tiến hành chuyển lợi nhuận cho Bên B trong vòng 7 kể từ ngày Bên A thông báo theo Điều này.

6.2. Profits in Article 6.1 will be summarized by Party A and notified in writing to Party B within 7 days from the date Party A receives the full payment from each order. Party A will proceed to transfer profits to Party B within 7 days from the date Party A gives notice under this Article.

6.3. Bên A sẽ chuyển lợi nhuận vào tài khoản mà Bên B đã mở tại Việt Nam hoặc một phương thức khác được Hai Bên thỏa thuận.

6.3. Party A will transfer profits to the account that Party B has opened in Vietnam or another method agreed upon by the two parties.

6.4. Trong trường hợp lợi nhuận từ các thị trường ngoài khu vực Châu Á Thái Bình Dương với các sản phẩm được sản xuất tại Việt Nam, Bên A sẽ sở hữu 20% lợi nhuận từ việc bán các sản phẩm này.

6.4. In the case of profits from markets outside the Asia Pacific region through systems manufactured in Vietnam, Party A will own 20% of the net profits from the sale of the manufactured system.

6.5. Lợi nhuận tại Điều 6.4 sẽ được Bên B cùng với công ty thứ ba tổng kết và thông báo bằng văn bản cho Bên A trong vòng 7 ngày kể từ ngày Bên B nhận đầy đủ phần thanh toán từ từng đơn hàng. Bên B sẽ tiến hành chuyển lợi nhuận cho Bên A trong vòng 7 kể từ ngày Bên B thông báo theo Điều này.

6.5. Profits in Article 6.4 will be summarized by Party B together with a third company and notified in writing to Party A within 7 days from the date Party B receives the full payment from each order. Party B will proceed to transfer profits to Party A within 7 days from the date Party B gives notice under this Article.

6.6. Bên B sẽ chuyển lợi nhuận vào tài khoản mà Bên A đã mở tại Việt Nam hoặc một phương thức khác được Hai Bên thỏa thuận.

6.6. Party B will transfer profits to the account that Party A has opened in Vietnam or another method agreed upon by the two parties.

6.7. Tỷ giá ngoại tệ để chia lợi nhuận theo Hợp đồng này sẽ theo mức bình quân của tỷ giá mua vào và bán ra theo công bố của Ngân hàng Nhà nước Việt Nam.

6.7. The foreign currency exchange rate for profit sharing under this Agreement will be the average of the buying and selling rates announced by the State Bank of Vietnam.

Điều 7. Nghĩa vụ của các Bên

Article 7. Obligations of the Parties

7.1. Nghĩa vụ của Bên A

7.1. Obligations of Party A

Ngoài những nghĩa vụ được quy định trong Hợp đồng này, Bên A còn phải:

In addition to the obligations specified in this Agreement, Party A must:

7.1.1. Tuyển dụng nhân sự tại Việt Nam có đủ trình độ phục vụ cho việc hợp tác đầu tư.

7.1.1. Recruiting qualified personnel in Vietnam for investment cooperation.

7.1.2. Chịu trách các nhiệm pháp lý về nhân sự tại Nhà máy ở Việt Nam.

7.1.2. Responsible for the legal responsibilities of personnel at the Factory in Vietnam.

7.1.3. Phối hợp cùng Bên B để nghiên cứu, cải tiến và tạo ra các sản phẩm mới.

7.1.3. Coordinate with Party B to research, improve and create new products.

7.1.4. Chịu trách nhiệm bảo trì và sửa chữa thiết bị trong quá trình vận hành.

7.1.4. Responsible for maintenance and repair of equipment during operation.

7.1.5. Báo cáo cho Bên B lợi nhuận về việc bán máy móc thiết bị theo Điều 6.2 Hợp đồng này.

7.1.5. Report to Party B profit from the sale of machinery and equipment according to Article 6.2 of this Agreement.

7.1.6. Bên A sẽ đặt hàng mua một sản phẩm công suất 15 tấn/giờ do Bên B sản xuất tại Hoa Kỳ. Kể từ ngày Hợp đồng này có hiệu lực, trong vòng 30 ngày Bên A sẽ đặt cọc 250.000 USD và trong 60 ngày Bên A mở LC 1,5 triệu USD, chi tiết sẽ được Các Bên thỏa thuận trong Hợp đồng mua bán liên quan đến Điều này.

7.1.6. Party A will place an order to buy a product with a capacity of 15 tons/hour manufactured by Party B in the United States. From the effective date of this Agreement, within a period of 30 days Party A deposits USD 250,000 and within a period of 60 days opens a LC of USD 1.5 million, details will be agreed upon by the Parties in the sale agreement in connection with this Article.

7.2. Nghĩa vụ của Bên B

7.2. Obligations of Party B

Ngoài những nghĩa vụ được quy định trong Hợp đồng này, Bên B sẽ:

In addition to the obligations specified in this Agreement, Party B will:

7.2.1. Cung cấp theo danh mục hồ sơ của toàn bộ Hệ thống của Bên B và đầy đủ các giấy tờ pháp lý cần thiết kèm theo cho Bên A.

7.2.1. Provide according to the list of records of the entire System of Party B and all necessary legal documents attached to Party A.

7.2.2. Trợ giúp kỹ thuật, hỗ trợ Bên A trong suốt thời gian thực hiện Hợp đồng.

7.2.2. Provide technical assistance and support to Party A throughout the duration of the Agreement.

7.2.3. Cam kết sẽ đặt hàng 15 máy công suất 15 tấn/giờ theo Điều 3.3 Hợp đồng.

7.2.3. Committed to ordering 15 machines with a capacity of 15 tons/hour according to Article 3.3 of the Agreement.

7.2.4. Phối hợp cùng Công ty thứ ba báo cáo cho Bên A lợi nhuận về việc bán máy móc thiết bị theo Điều 6.5 Hợp đồng này.

7.2.4. Coordinate with the third company to report to Party A profit on the sale of machinery and equipment according to Article 6.5 of this Agreement.

7.2.5. Không được chuyển giao công nghệ và/hoặc phân phối sản phẩm của mình tại thị trường Châu Á Thái Bình Dương nếu không được sự đồng ý của Bên A bằng văn bản.

7.2.5. Not to transfer technology and/or distribute its products in the Asia Pacific market without Party A's consent in writing.

Điều 8. Chấm dứt và thanh lý hợp đồng

Article 8. Termination and liquidation of Agreements

8.1. Bất kỳ Bên nào cũng có thể chấm dứt Hợp đồng này bằng việc thông báo cho Bên kia bằng văn bản nếu:

8.1. Either Party may terminate this Agreement by notifying the other Party in writing if:

8.1.1. Bên kia vi phạm các Hợp đồng này do không thực hiện hoặc tuân thủ bất kỳ nghĩa vụ nào của mình và các vi phạm đó không được cải thiện trong thời hạn 30 ngày kể từ ngày Bên vi phạm nhận được thông báo bằng văn bản của Bên kia;

8.1.1. The other party breaches these Agreements by failure to perform or comply with any of its obligations and such breaches are not ameliorated within the time limit 30 days from the date on which the breaching Party receives the other Party's written notice;

8.1.2. Một trong hai bên bị phá sản hoặc là đối tượng phải tiến hành thanh lý hay giải thể hoặc chấm dứt hoạt động kinh doanh hoặc không thể trả được nợ khi đến hạn;

8.1.2. Either party is bankrupt or is subject to liquidation or dissolution or termination of business operations or is unable to pay debts when due;

8.1.3. Bất kỳ hay toàn bộ phần tài sản nào trong Hợp đồng này bị Nhà nước thu hồi;

8.1.3. Any or all property in this Agreement shall be recovered by the State;

8.2. Trường hợp chấm dứt Hợp đồng theo thỏa thuận thì Hai Bên sẽ tiến hành ký Biên bản thanh lý hợp đồng;

8.2. In case of termination of the Agreement as agreed, the two parties will sign a Agreement on liquidation;

8.3. Trường hợp một bên còn phải thực hiện nghĩa vụ với bên còn lại thì bên thực hiện nghĩa vụ phải nhanh chóng thực hiện nghĩa vụ của mình trong vòng 60 ngày hoặc theo một thỏa thuận khác được Hai Bên thống nhất bằng văn bản;

8.3. In case one party still has to perform an obligation to the other party, the obligor must promptly perform its obligation within 60 days or as otherwise agreed in writing by the Parties;

8.4. Nếu Hợp đồng chấm dứt do lỗi của Bên A, Bên B sẽ nhận lại quyền sử dụng công nghệ của của mình, các máy móc thiết bị của hệ thống xử lý chất thải thành năng lượng cho thị trường Châu Á Thái Bình Dương theo công nghệ của Bên B và Công nghệ mới được Các Bên hợp tác nghiên cứu tạo ra;

8.4. If the Agreement is terminated due to Party A's fault, Party B will receive back the right to use its technology, machinery, and equipment of the waste-to-energy treatment system throughout Asia Pacific market according to Party B's technology and New Technology research created by the Parties;

8.5. Nếu Hợp đồng chấm dứt do lỗi của Bên B, Bên A sẽ được toàn quyền sử dụng công nghệ của Bên B, các máy móc thiết bị của hệ thống xử lý chất thải thành năng lượng cho thị trường Châu Á Thái Bình Dương theo công nghệ của Bên B và Công nghệ mới được Các Bên hợp tác nghiên cứu tạo ra;

8.5. If the Agreement is terminated due to Party B's fault, Party A will have full rights to use Party B's technology, machinery, and equipment of the waste-to-energy system throughout the Asia Pacific market according to Party B's technology and New Technology. research created by the Parties.

Điều 9. Điều chỉnh về kinh tế, thay đổi luật và các trường hợp bất khả kháng

Article 9. Economic adjustment, law change, and force majeure cases

9.1. Nếu lợi ích kinh tế của một trong Các Bên bị ảnh hưởng nghiêm trọng từ việc ban hành luật, quy tắc, quy định của Việt Nam hoặc từ sự sửa đổi hoặc diễn giải bất kỳ luật, quy tắc, quy định nào của Việt Nam, bao gồm việc rút lại, đình chỉ, chấm dứt, sửa đổi hoặc hủy bỏ bất kỳ giấy phép, giấy đăng ký, chấp thuận nào sau ngày Hợp đồng có hiệu lực, các bên sẽ nhanh chóng tham vấn với nhau và nỗ lực thực hiện các điều chỉnh cần thiết để duy trì các lợi ích kinh tế phát sinh từ Hợp đồng này.

9.1. If the economic interests of one of the Parties are materially affected by the enactment of a law, rule, or regulation of Vietnam or from the modification or interpretation of any law, rule, or regulation of Vietnam, including withdrawal, suspension, termination, modification, or cancellation of any license, registration, or approval after the effective date of the Agreement, the parties shall promptly consult each other and endeavor to make the necessary adjustments to maintain the economic benefits arising from this Agreement.

9.2. Khi nghĩa vụ của một Bên trong Hợp đồng này, trừ việc thanh toán các khoản phải trả của Bên đó theo Hợp đồng này, không thể được thực hiện đầy đủ hoặc một phần theo các điều khoản mà Hai Bên đã thỏa thuận như là kết quả trực tiếp của một sự kiện ngoài dự kiến mà sự xuất hiện và hậu quả của nó không thể ngăn ngừa hoặc tránh khỏi, bao gồm nhưng không giới hạn, động đất, bão, lũ lụt, hỏa hoạn và các thảm họa thiên nhiên khác, chiến tranh, các cuộc nổi dậy, các cuộc cách mạng và các hoạt động quân sự tương tự, tình trạng náo động và đình công dân sự, lãng công hoặc các hoạt động lao động khác ("Sự kiện bất khả kháng"), Bên nào đối mặt với Sự kiện bất khả kháng ("Bên bị trở ngại") sẽ không được xem là vi phạm Hợp đồng này nếu các điều kiện sau đây được thỏa mãn:

9.2. When a Party's obligations under this Agreement, other than the payment of such Party's payables under this Agreement, cannot be performed in full or in part under the terms agreed upon by the Two Parties as a result of this Agreement. the direct result of an unforeseen event whose occurrence and consequences cannot be prevented or avoided, including, but not limited to, earthquakes, hurricanes, floods, fires, natural disasters wars, uprisings, revolutions, and similar military operations, civil riots, and strikes, labor or other labor activities ("Force Majeure Events")), a Party that faces a Force Majeure Event ("the Defeat Party") shall not be deemed to be in breach of this Agreement if the following conditions are met:

9.2.1. Sự kiện bất khả kháng là nguyên nhân đầu tiên cho việc hủy bỏ, trở ngại hoặc trì hoãn của Bên bị trở ngại trong việc thực thi các nghĩa vụ của mình theo Hợp đồng này; và

9.2.1. The force majeure event is the primary cause for the cancellation, impediment, or delay of the Party that is prevented from performing its obligations under this Agreement; and

9.2.2. Bên bị trở ngại đã làm hết sức để thực thi các nghĩa vụ của mình theo Hợp đồng này để giảm bớt thiệt hại cho Bên kia hoặc của Hợp đồng này phát sinh từ Sự kiện bất khả kháng;

9.2.2. The Obstructed Party has done its best to perform its obligations under this Agreement to alleviate any damage to the other Party or of this Agreement arising from the Force Majeure Event;

9.2.3. Vào lúc xảy ra Sự kiện bất khả kháng, Bên bị trở ngại lập tức phải thông báo cho Bên kia, cung cấp thông tin bằng văn bản hoặc gửi Email/WhatsApp thông báo về sự kiện đó trong thời hạn 01 ngày kể từ ngày xảy ra Sự kiện bất khả kháng, bao gồm một văn bản hoặc một bản scan văn bản tường trình về lý do của sự trì hoãn trong việc thực hiện hay thực hiện một phần Hợp đồng này;

9.2.3. At the time of occurrence of the Force Majeure Event, the affected Party must immediately notify the other Party, provide written information, or send Email/WhatsApp notice of such event within 01 day from the date of occurrence. force majeure event, including a written or scanned written statement of the reason for the delay in performance or partial performance of this Agreement;

Điều 10. Bảo mật thông tin

Article 10. Information security

10.1. Tất cả các giấy tờ, tài liệu, thông tin mà một Bên giao cho Bên còn lại trong quá trình thực hiện Hợp đồng này cũng như các giao dịch được thực hiện trên cơ sở Hợp đồng này được xem là tài sản riêng của mỗi Bên. Các Bên đồng ý rằng các tài liệu, văn kiện và thông tin giao dịch giữa Các Bên liên quan đến Hợp đồng này ("Thông Tin Bảo Mật") phải được mỗi Bên quản lý bảo mật. Mỗi Bên theo đây cam kết không tiết lộ nội dung Hợp đồng này và các thông tin, tài liệu, văn kiện liên quan đến việc thực hiện Hợp đồng này cho bất kỳ bên nào khác dưới bất cứ hình thức nào trừ trường hợp cung cấp thông tin:

10.1. All papers, documents, and information that one Party assigns to the other Party during the performance of this Agreement as well as the transactions performed based on this Agreement shall be considered the private property of each Party. The Parties agree that the documents, documents and transaction information between the Parties in connection with this Agreement ("Confidential Information") must be managed confidentially by each Party. Each Party hereby undertakes not to disclose the contents of this Agreement and the information, documents, and documents related to the performance of this Agreement to any other party in any form except for providing information:

10.1.1. Khi có sự đồng ý trước bằng văn bản của Bên kia;

10.1.1. With the prior written consent of the other Party;

10.1.2. Theo quy định của pháp luật hoặc yêu cầu của cơ quan nhà nước có thẩm quyền, nhưng phải thông báo cho Bên kia biết về việc cung cấp đó;

10.1.2. As required by law or required by a competent governmental authority, but must notify the other Party of such supply;

10.1.3. Được tiết lộ cho các công ty liên kết, nhà tư vấn, ngân hàng, cán bộ, nhân viên, giám đốc và kiểm toán viên và các cá nhân có liên quan của mỗi Bên mà đã cam kết bảo mật thông tin như tại quy định này;

10.1.3. Disclosed to affiliated companies, consultants, banks, officers, employees, directors and auditors, and related individuals of each Party who have committed to keeping the information confidential as set out in this determination;

10.2. Bên nào vi phạm cam kết tại điều khoản này mà gây thiệt hại cho Bên kia thì có trách nhiệm phải bồi thường toàn bộ giá trị thiệt hại đó.

10.2. Any party that violates the commitments in this clause and causes damage to the other Party shall be responsible for compensating for the full value of such damage.

Điều 11. Phạt vi phạm và bồi thường thiệt hại ngoài hợp đồng

Article 11. Penalties for violations and compensation for damage outside the Agreement.

11.1. Một bên được xem là vi phạm hợp đồng khi bên đó vi phạm các nghĩa vụ hoặc làm trái theo các cam kết mà các bên đã thỏa thuận với nhau.

11.1. A party is considered to be in breach of Agreement when that party violates its obligations or violates the commitments that the parties have mutually agreed upon.

11.2. Các trường hợp phạt vi phạm:

11.2. Penalties for violations:

11.2.1. Trường hợp Bên B chuyển giao công nghệ cho Bên thứ ba và/hoặc phân phối sản phẩm trong và/hoặc ngoài thị trường mà Bên A đã độc quyền phân phối mà không thông báo bằng văn bản cho Bên A thì Bên B phải chịu phạt vi phạm 8% giá trị phần nghĩa vụ hợp đồng bị vi phạm.

11.2.1. In case Party B transfers technology to a third party and/or distributes products within and/or outside the market that Party A has exclusive rights to distribute without notifying Party A in writing, Party B must bear a penalty breach 8% of the value of the breached Agreementual obligation.

11.2.2. Trường hợp một trong Hai Bên chấm dứt hoặc không thực hiện nghĩa vụ trong hợp đồng mà không có lý do chính đáng được Bên còn lại chấp thuận thì ngoài việc bồi thường toàn bộ thiệt hại phát sinh, Bên vi phạm còn phải chịu phạt vi phạm 8% giá trị phần nghĩa vụ hợp đồng bị vi phạm.

11.2.2. In case either Party terminates or fails to perform its obligations in the Agreement without a valid and reasonable reason approved by the other Party, in addition to compensating for all damages incurred, the violating Party must also pay an additional fine of 8% of the value of the breached obligation to the aggrieved party.

11.2.3. Trường hợp các sản phẩm do Bên A sản xuất đạt được chất lượng nghiệm thu theo Điều 3.3 Hợp đồng này, nhưng Bên B không tiến hành đặt hàng theo Điều 3.4 Hợp đồng này, thì Bên B sẽ bị phạt vi phạm 8% giá trị phần nghĩa vụ hợp đồng bị vi phạm và bồi thường toàn bộ giá trị của sản phẩm mà Bên A đã sản xuất.

11.2.3. In case the products manufactured by Party A achieve the quality of acceptance according to Article 3.3 of this Agreement, but Party B does not place an order according to Article 3.4 of this Agreement, then Party B will be fined for violation of 8% of the value agreement obligations are breached and compensate Party A for the full value of the products that Party A has produced.

11.2.4. Trường hợp đến hạn thanh toán phần lợi nhuận theo Điều 8 của Hợp đồng nhưng Bên có nghĩa vụ chậm thanh toán thì phải chịu bồi thường cho Bên còn lại theo mức lãi suất tín dụng quá hạn của Ngân hàng Nhà nước Việt Nam tính từ ngày hết hạn thanh toán cho đến ngày thực hiện hoàn thành việc thanh toán. Nghĩa vụ trả tiền được coi là hoàn thành kể từ khi Bên còn lại nhận đủ tiền đến hạn thành toán.

11.2.4. In case the payment of profits is due by Article 8 of the Agreement, but the obligor is late in payment, it must compensate the other party at the overdue credit interest rate of the State Bank of Vietnam from the date of payment. payment due date until the date of completion of the payment. The payment obligation is considered fulfilled from the time the other Party receives the full amount due for payment.

11.3. Trường hợp một trong Hai Bên vi phạm các nghĩa vụ trong Hợp đồng dẫn đến gây thiệt hại cho Bên còn lại thì phải bồi thường thiệt hại tương đương.

11.3. In case either Party violates its obligations in the Agreement, causing damage to the other Party, it must compensate for equivalent damage.

Điều 12. Luật áp dụng và giải quyết tranh chấp

Article 12. Applicable law and dispute settlement

12.1. Việc ký kết, diễn giải, sửa đổi và giải quyết tranh chấp liên quan đến Hợp đồng này sẽ do luật pháp của Việt Nam điều chỉnh.

12.1. The signing, interpretation, amendment, and settlement of disputes relating to this Agreement shall be governed by the laws of Vietnam.

12.2. Bất kỳ tranh chấp nào phát sinh từ hoặc liên quan đến việc thực thi Hợp đồng này hoặc việc vi phạm, việc chấm dứt hay vô hiệu của Hợp đồng này sẽ được Các Bên cố gắng giải quyết thông qua hòa giải trong thời hạn 30 ngày hoặc lâu hơn theo thỏa thuận của Các Bên. Trường hợp không thể hòa giải được, bất kỳ Bên nào cũng có thể đưa tranh chấp đến Trung tâm Trọng tài Quốc tế tại Singapore để giải quyết, và gửi thông báo bằng văn bản cho phía Bên kia biết trong thời hạn 14 ngày kể từ khi nộp đơn. Ngôn ngữ sử dụng là ngôn ngữ tiếng Anh và tiếng Việt. Luật áp dụng là luật Việt Nam. Quyết định của Trung tâm Trọng tài tại Singapore là quyết định cuối cùng và Hai Bên có trách nhiệm thi hành.

12.2. Any dispute arising out of or in connection with the performance of this Agreement or the breach, termination, or invalidation of this Agreement shall be resolved by the Parties through mediation within a period of 30 days. or longer as agreed by the Parties. If mediation cannot be reached, either Party may refer the dispute to the International Arbitration Center in Singapore for settlement, and send a written notice to the other Party within 14 days from the date of issue. when applying. Languages used are English and Vietnamese. The applicable law is Vietnamese. The decision of the Arbitration Center in Singapore is final and the Parties are responsible for enforcement.

Điều 13. Thông báo

Article 13. Notification

13.1. Tất cả thông báo và hình thức liên lạc khác như Email, WhatsApp được cả hai bên thống nhất cho phép trong Hợp đồng này, sẽ có hiệu lực, tương đương với việc thể hiện bằng văn bản.

13.1. All notices and other forms of communication such as Email, and WhatsApp, agreed by both parties in this Agreement, shall have the same effect as expressed in writing.

13.2. Các Bên có thể thay đổi địa chỉ thông tin nhận thông báo nhưng phải thông báo cho Bên còn lại biết trong vòng 07 ngày kể từ ngày bên thay đổi có thông tin về địa chỉ nhận thông báo mới.

13.2. The Parties may change the address of the notification, but must notify the other Party within 07 days from the date on which the changed party has information about the new notification address.

Điều 14. Sửa đổi, bổ sung hợp đồng

Article 14. Agreement amendments and supplements

14.1. Hợp đồng có thể được sửa đổi, bổ sung hoặc điều chỉnh khi được sự đồng ý bằng văn bản của mỗi Bên.

14.1. The Agreement may be amended, supplemented or modified with the written consent of each Party.

14.2. Việc sửa đổi sẽ được lập thành phụ lục đính kèm Hợp đồng này.

14.2. Amendments will be made in the appendix attached to this Agreement.

Điều 15. Các điều khoản khác

Article 15. Other provisions

15.1. Hợp đồng này được soạn thảo và ký kết bằng tiếng Việt và tiếng Anh. Cả hai bản đều có giá trị như nhau. Trong trường hợp có sự mâu thuẫn giữa bản tiếng Anh và bản tiếng Việt sẽ theo ý định của các bên.

15.1. This Agreement is drafted and signed in Vietnamese and English. Both copies are of equal value. In case of conflict between the English version and the Vietnamese version, the intentions of the parties at the execution of this Agreement.

15.2. Hai Bên cam kết tất cả các thông tin do Hai Bên cung cấp cho nhau liên quan đến hợp đồng này và văn bản có liên quan sau này là trung thực, chính xác và tuân thủ theo tất cả các Điều khoản trong Hợp đồng và/hoặc các phụ lục, văn bản có liên quan.

15.2. The Parties undertake that all information provided to each other by the Parties in connection with this Agreement and the related documents hereafter is truthful, accurate, and in compliance with all the Terms of the Agreement and/or relevant appendices and documents.

15.3. Mỗi Bên hoàn toàn tuân thủ các quy định của pháp luật, các nghị định và các quy định có liên quan của cơ quan nhà nước Việt Nam trong các hoạt động hợp tác đầu tư phát triển sản phẩm và phân phối sản phẩm.

15.3. Each Party fully complies with the provisions of laws, decrees, and relevant regulations of Vietnamese state agencies in cooperation, investment, product development, and product distribution activities.

15.4. Bất kỳ điều khoản nào của Hợp đồng vô hiệu cũng không ảnh hưởng đến hiệu lực của các điều khoản còn lại.

15.4. Any invalidity of the Agreement shall not affect the validity of the remaining provisions.

15.5. Hợp đồng này, cùng với tất cả các tài liệu và đính kèm liên quan, sẽ hình thành nên Hợp đồng hoàn chỉnh giữa Các Bên và sẽ bãi bỏ tất cả các thương lượng và tài liệu, cam kết, thỏa thuận trước đây, nếu có, trước khi ký kết Hợp đồng này.

15.5. This Agreement, together with all related documents and attachments, shall form the complete Agreement between the Parties and shall cancel all previous negotiations and documents, commitments, and agreements, if yes, before entering into this Agreement.

15.6. Hợp đồng này được ký thành 6 bộ có giá trị như nhau. Mỗi bên giữ 3 bộ.

15.6. This Agreement is signed in 6 sets, with the same value. Each side holds 3 sets.

15.7. Nếu có sự mâu thuẫn giữa Hợp đồng này và các phụ lục, các điều khoản của Hợp đồng sẽ được ưu tiên áp dụng.

15.7. If there is a conflict between this Agreement and its appendices, the terms of the Agreement shall prevail.

15.8. Hợp đồng này có hiệu lực kể từ ngày ký.

15.8. This Agreement takes effect from the date of signing.

CÔNG TY CỔ PHẦN VIECOTECH **VIECOTECH JSC**	**TẬP ĐOÀN CÔNG NGHỆ REGREEN** **REGREEN TECHNOLOGY INC**
M.S.D.N: 0317434870 - C.T.C.P CÔNG TY CỔ PHẦN VIECOTECH QUẬN 1 - T.P HỒ CHÍ MINH	
By: Võ Như Thành, President	**By: Albert Mardikian, CEO**

TẬP ĐOÀN NĂNG LƯỢNG ASTRA
ASTRA ENERGY INC

By: Kermit Harris, President

KH